Exhibit 24.2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of January, 2012.

/s/ Michael W. Allen
Signature

Michael W. Allen
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Michael Battenfield
Signature

Michael Battenfield
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Morris Benoun
Signature

Morris Benoun
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of January, 2012.

/s/ John Chalaris
Signature

John Chalaris
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Han Sun Cho
Signature

Han Sun Cho
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of January, 2012.

/s/ Victoria J. Conner
Signature

Victoria J. Conner
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of January, 2012.

/s/ Frank Derasmo
Signature

Frank Derasmo
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Gregory Dietz
Signature

Gregory Dietz
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Paul E. Fulchino
Signature

Paul E. Fulchino
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2012.

/s/ Stephen Gold
Signature

Stephen Gold
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of January, 2012.

/s/ James E. Grason
Signature

James E. Grason
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of January, 2012.

George Hess as an Individual

/s/ George Hess
Signature

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of January, 2012.

George and Lisa Hess Trust dated October 1, 2003

/s/ George Hess
Signature

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of January, 2012.

/s/ John P. Jumper
Signature

John P. Jumper
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Sheryl Knights
Signature

Sheryl Knights
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of January, 2012.

/s/ Mark Kuntz
Signature

Mark Kuntz
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Tommy Lee
Signature

Tommy Lee
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

/s/ Tommy Lee
Signature

Lee Living Trust
Print Name of Trust

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of January, 2012.

/s/ Alex Murray
Signature

Alex Murray
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Robert D. Paulson
Signature

Robert D. Paulson
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of January, 2012.

/s/ John Segovia
Signature

John Segovia
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Randy J. Snyder
Signature

Randy J. Snyder
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Joshua Jack Snyder Exempt Trust U/T
Randy Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael S. Neri
Signature

Michael S. Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Joshua Jack Snyder Exempt Trust U/T
Susan Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Justin Henry Snyder Exempt Trust U/T
Randy Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Justin Henry Snyder Exempt Trust U/T
Susan Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Randy Snyder 2009 Extended Family Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael S.Neri
Signature

Michael S. Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Susan Snyder 2009 Extended Family Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Todd Ian Snyder Exempt Trust U/T
Randy Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

Todd Ian Snyder Exempt Trust U/T
Susan Snyder 2005 Grantor Trust
U.S. Trust Company of DE, Trustee

By:	/s/ Michael Neri
Signature

Michael Neri, SVP
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

/s/ David L. Squier
Signature

David L. Squier
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of January, 2012.

/s/ Chad Wallace
Signature

Chad Wallace
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of January, 2012.

/s/ Shirley Warner
Signature

Shirley Warner
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Bruce Weinstein
Signature

Bruce Weinstein
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of February, 2012.

/s/ Bruce Weinstein
Signature

Bruce and Aida Weinstein Family Trust
Print Name of Trust

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of January, 2012.

/s/ Hal Weinstein
Signature

Hal Weinstein
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2012.

/s/ Dana Wilkin
Signature

Dana Wilkin
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POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Gregory A. Hann and John G. Holland, or either of them signing singly, and with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)                                  execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder, officer and/or director of Wesco Aircraft Holdings, Inc. (the “Company”), Schedules 13D or 13G and Forms 3, 4, and 5 in accordance with Sections 13(d) and 16(a) of the 1934 Act and the rules thereunder;

(2)                                  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G and Forms 3, 4, and 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3)                                  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G and Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of January, 2012.

/s/ Trevor Wright
Signature

Wright Family Trust dated August 29, 2003
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